FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003


                             Allegheny Energy, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Maryland                      I-267                       13-5531602
--------------------      -----------------------       ------------------------
  (State or other             (Commission File               (IRS Employer
  jurisdiction of                  Number)                   Identification
  incorporation                                                  Number)


                             10435 Downsville Pike
                        Hagerstown, Maryland 21740-1766
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                         Registrant's telephone number,
                      Including area code: (301) 790-3400

Item 1 - 6.  Not applicable.

Item 7.      Exhibits

             Exhibit 99.1     Press Release dated February 25, 2003.

             Exhibit 99.2 Allegheny Energy, Inc. and Allegheny Energy Supply Company, LLC selected financial information.

Item 8.      Not applicable.

Item 9.      Regulation FD Disclosure

             The information in this report, including the exhibits, is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act.

             On February 25, 2003, Allegheny Energy, Inc. issued the press release attached as Exhibit 99.1, and the selected financial information for it and its subsidiary Allegheny Energy Supply Company, LLC attached as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Allegheny Energy, Inc.


                                         By:  /s/ REGIS F. BINDER
                                            ------------------------------------
                                            Name:   Regis F. Binder
                                            Title:  Vice President and Treasurer

Dated:  February 25, 2003